PAGE 1
--------------------------------------
Keystone Small Company Growth Fund II
Seeks long-term growth of capital by investing in stocks of small companies.



Dear Shareholder:

We are writing to report to you on the activities of Keystone Small Company Growth Fund II for the six-month period ending November 30, 1996. Following this letter, we have included an interview with Keystone's Small Company Stock Team leader, J. Gary Craven, discussing portfolio strategy. Mr. Craven joined the Keystone team on November 4.

Performance

For the six-month period and since inception (February 21, 1996) ending November 30, 1996, your Fund produced the following total returns.

     Class A shares returned -6.91% for six months and 3.80% since inception.

     Class B shares returned -7.28% for six months and 3.10% since inception.

     Class C shares returned -7.44% for six months and 3.20% since inception.

     The Fund's short-term performance trailed the Russell 2000 Index, which declined -1.35% for the six-month time frame and returned 16.57% for one year. The Russell 2000 Growth Index had a -8.83% return for six months and returned 11.56% for the 12-month period.

     In contrast to Keystone's long-term record of positive performance for its small company stock portfolios, your Fund's most recent performance was disappointing. We believe these short-term results reflect in part the positioning of the Fund in smaller capitalization stocks. Not only did small-cap stocks bear the brunt of a midsummer market sell-off, but the smaller-sized small companies, which your Fund was emphasizing, witnessed the greatest stock price declines. In addition, there were problems in stock and industry selection, particularly in the technology industries, which were heavily hit in the June-July market correction.

     We are reviewing the risk profile of your Fund, and are dedicated to providing more consistent results from period to period. Following this letter, Keystone's Small Company Stock Team leader, J. Gary Craven, discusses his risk management strategy in managing Keystone Small Company Growth Fund II.

     As we have stated in the past, this small company stock investing strategy offers investors attractive long-term growth potential, but is accompanied by risks. Investors should keep in mind that short-term losses, such as we have seen in the past six months, are a normal part of investing in small company stocks. We remain convinced that our strategy can play an important role in helping investors reach their long-term financial goals.

     Longer-term, we seek the stock of small companies that appear to have sustainable above-average growth prospects, not necessarily the companies which have the highest growth rates, or the greatest momentum. Our investment process requires that the present value of projected earnings justify the stock price. We seek to buy stocks of small companies that have attractive prospects with a two-year perspective. We believe this discipline can produce consistent returns over the long term.

Market Review

The last six months have seen the largest stocks outperform their smaller counterparts by one of the largest margins in the last two decades. From the end of May through the end of November, the Dow Jones Industrial Average leaped 15.6%, to 6,521.70. Meanwhile, the Russell 2000, the premier index of small-stock performance, declined 1.35%. It appears investors were flocking to safer, more liquid, blue-chip names in light of concerns that the economy may slow down.

     Technology stocks led the market up for most of the past six years. This summer they demonstrated that they can lead it down too. At the bottom of the slide, on July 16, the Dow was off 10% from an all-time high set on May 22. Smaller firms fared worse. At its low, on July 16, the technology-heavy NASDAQ Composite Index was off 19% from its record high.

                                 --continued--

PAGE 2
--------------------------------------

Keystone Small Company Growth Fund II

Valuation Still Reasonable

One way we measure the attractiveness of small-cap stocks is by comparing the price-to-earnings ratio (P/E) of small-cap stocks to the Standard & Poor's 500 Index (S&P 500) P/E. The S&P 500 is a broad market average of large-cap stocks. Historically, the ratio of small caps versus the S&P 500 has ranged between 1.0 and 2.2. A ratio of 1.0 indicates that small-cap stocks offer good value compared to large-cap stocks for the same level of earnings. A ratio of 2.2 indicates that small-cap stocks are relatively expensive compared to large-cap stocks. Our experience tells us that a ratio below 2.0 is reasonable. As of November 30, 1996, this ratio was 1.58.

Our Outlook

Looking at the next six months, our outlook for small company stocks is positive. Given the moderate pace of economic growth in the second half of 1996, we expect small-cap stocks to post stronger earnings growth than larger companies. Also, the valuation of small caps has become more attractive relative to large caps and other asset classes after the November rally. We believe the current economic backdrop of moderate economic growth, low inflation and moderate interest rates should improve the small company stock market's relative performance in 1997.

Keystone Acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, North Carolina, is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

     First Union is also the parent company of the investment advisers to another mutual fund family, the Evergreen Family of Funds. Together, the investment advisers to the Evergreen and Keystone Fund families manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     Thank you for your continued support of Keystone Small Company Growth Fund
II. We encourage you to write to us with any questions you may have about your Keystone investment.

Sincerely,                              [photos of Elfner and Bissell]

/s/Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

January 1997


[photo captions]         Albert H. Elfner, III           George S. Bissell

PAGE 3
--------------------------------------

                               A Discussion With
                               Your Fund Manager

[photo of J. Gary Craven]

J. Gary Craven is head of Keystone's Small Company Stock Team. Mr. Craven is a Chartered Financial Analyst. Prior to joining Keystone on November 4, he was a portfolio manager at Invista Capital Management, Inc., a subsidiary of The Principal Financial Group. At Invista, he managed an $860 million small company growth pension account and co-managed Princor Emerging Growth Fund and Princor Growth Fund, all of which had attractive performance records relative to small-cap benchmarks while under his management. Keystone's Small Company Stock Team is comprised of Mr. Craven and portfolio manager Margery C. Parker, with support from Keystone's 11 equity analysts. Together, they search for stocks of small companies with sustainable above-average growth rates.

Q    What is your investment philosophy?

A    As a growth-style investment manager, I strive to allocate capital to companies with strong competitive positions. We look for ways to increase sustainable above-average growth prospects in the portfolio, at prices that are economically sensible. The price you pay for a growth stock is reflected in the price-to-earnings ratio, or P/E. It is how many times earnings the market thinks a stock is worth. We look for strong growth at a reasonable price.

     We analyze numerous factors before selecting a stock for the portfolio. First of all, we look at what is the need for a product or service the company offers. Secondly, does the company have an advantage over its competition. We also look at the growth prospects for the next two to five years, and how the earnings growth will look.

Q    What about your sell discipline?


A    If we choose the stock correctly, we will graduate it from the small-cap asset class. This generally takes two to six years. I have a set methodology that is pretty strict on weeding stocks out of a portfolio. I sell a stock when I feel it has obtained its optimal price, or if the fundamental outlook deteriorates. Also, if a stock does not develop as anticipated, I will sell it to make room for more compelling ideas.

Q    What is the small-cap universe that the Fund invests in?

A    The bottom 20% of the stock market capitalization. This is generally in the
$1 billion and under market capitalization range.

Q    How do you manage the risk inherent in small company stocks in your portfolio, especially during volatile periods?

A    First of all, volatility is a part of the small company asset class. But above-average growth prospects is also a characteristic of this asset class. Therefore, investing in small company stocks requires patience.

     Risk management is a key element of my investment strategy. My main emphasis is on finding small companies with the best business models. These models can include: low cost production, technological leaders, exceptional distribution systems or management teams that run companies smarter than their competition. Gravitating to companies with the best business models I believe is one way to manage risk. That's because these companies, which I consider to be high quality companies, tend to be able to better deal with problems when they occur and therefore usually carry less risk. Also, we analyze the two- to five-year

PAGE 4
--------------------------------------

Keystone Small Company Growth Fund II


business outlook for every small-cap issue we add to the Fund. Additionally, I believe attention to valuation lowers risk and improves the risk/reward ratio.

Q    How has this risk control strategy affected your decisions recently?


A    In an effort to minimize risk during the past few months, we shifted some of the Fund's assets to interest-rate-sensitive stocks. As the economy slows, we expect interest rates to be lowered to stop the economy from weakening too much. Financial stocks tend to go up when interest rates slide, as do mortgage and home building firms. Toll Brothers and IMC Mortgage Co. are two names added to the portfolio that we feel will benefit from declining interest rates.

     We also trimmed back on some issues that had high price-to-earnings ratios to again minimize risk in the portfolio. One example is Falcon Drilling.

Q    How would you describe the overall investment environment for small company stocks during the past six months?


A    It has been a difficult six months for small company stocks. Small company stocks were hit the hardest during a midsummer market correction. In the third quarter, the market witnessed a rotation into large company stocks and away from small company stocks due to fears of a weakening economy in the United States. Historically, small caps have been more susceptible to market mood swings than large caps when there are signs of a slowing economy. This was reflected in the stock market during the past few months, as evidenced by the Russell 2000 Index's decline of 1.35% from May 31 to November 30. Meanwhile, the Dow Jones average of 30 blue-chip stocks gained 15.6% for that time frame.

Q    The Fund's technology holdings were trimmed back during the past six months. It seems that you've directed more of the fund's assets into the financial services sector?


A    I am bullish on financial service firms. I believe there are numerous attractive growth prospects in this sector. Financial stocks have been experiencing strong earnings growth, and lower interest rates should help their earnings even more. But I also remain bullish on select tech stocks.

     As the mortgage industry continues to evolve in favor of low-cost, high personal service marketing firms, we believe several mortgage firms will experience attractive earnings growth. One example is First Alliance Co., which has a niche in non-conventional mortgage loans. The company originates, purchases, sells and services non-conventional mortgage loans secured primarily by first mortgages on single-family residences. First Alliance (accounted for 2.0% of the Fund's holdings as of November 30) is expected to grow earnings at 20% over the next few years.

Q    What other sectors do you favor?


A    Energy and oil services companies are benefitting from the escalation of oil prices as well as operating leverage based on exploration budgets of larger oil companies. We expect this trend to continue in 1997. One company in the Fund that we believe will benefit from this trend is Seacor Holdings (accounted for 2.42% of the fund's holdings as of November 30). This company operates a fleet of 200 marine vessels that support

Top 5 Industries

as of November 30, 1996

                                Percentage of
Industry                        net assets
----------------------------    ---------------
Business services                    11.8
----------------------------    ---------------
Finance                              10.9
----------------------------    ---------------
Oil services                          9.5
----------------------------    ---------------
Consumer goods                        6.7
----------------------------    ---------------
Office & business equipment           5.5
----------------------------    ---------------

PAGE 5
--------------------------------------

offshore oil and gas exploration. The company's vessels provide services for exploration and production activities.

     As I previously mentioned, I remain high on technology stocks. I believe software, telecommunications infrastructure and computer service firms are some of the most exciting areas to be invested in throughout the 1990s. I believe there is a technology revolution going on right now. New technology should spur further earnings growth around the globe as companies through technological advances push to become more productive and more efficient. We believe several of the Fund's positions will benefit from this worldwide trend.

Q    What is your outlook for the next six to ten months?

A    Our outlook for small company stocks is very positive. They have lagged large company stocks during the past six months. However, we expect small caps to catch up over the next several months. Given the moderate pace of economic growth thus far in the second half of 1996, small-cap stocks are expected to post stronger earnings growth than larger companies. Also, the valuation of small caps has become more attractive relative to large caps after the November rally of large caps.

     We believe moderate economic growth of around 2.5%, tame inflation and moderate interest rates are creating a positive economic environment for small company stocks. We have had a moderate economic growth environment in the United States for several years now. Therefore, we do not expect to witness a recession as there are no excesses to be wrung out of the system.

     There are a lot of new and exciting opportunities emerging in software, telecommunications and business services. We believe small companies are best situated to profit from such cutting-edge innovations.

Top 10 Holdings

as of November 30, 1996

                                                              Percentage of
Company                         Industry                      net assets
-----------------------------  -----------------------------  ---------------
Falcon Drilling                 Oil services                        3.0
-----------------------------  -----------------------------  ---------------
Applied Magnetics Corp.         Office & business equipment         2.8
-----------------------------  -----------------------------  ---------------
Champion Enterprises            Building                            2.8
-----------------------------  -----------------------------  ---------------
USA Detergents, Inc.            Consumer goods                      2.7
-----------------------------  -----------------------------  ---------------
Seacor Holdings, Inc.           Oil services                        2.4
-----------------------------  -----------------------------  ---------------
BJ Services Co.                 Oil services                        2.3
-----------------------------  -----------------------------  ---------------
HCC Insurance Holdings, Inc.    Insurance                           2.3
-----------------------------  -----------------------------  ---------------
Tower Automotive                Automotive                          2.3
-----------------------------  -----------------------------  ---------------
CMAC Investment Corp.           Finance                             2.2
-----------------------------  -----------------------------  ---------------
Natural Microsystems Corp.      Office & business equipment         2.1
-----------------------------  -----------------------------  ---------------

Q    What should investors reasonably expect from this Fund over a three- to five-year period?

A    With long-term interest rates below 7%, the longer parade of time looks positive for small company stocks. Historically, small company stocks have returned an average of 11% to 12% for the long-term. With the economic environment the way it is, we expect the performance of small company stocks to remain in that range. Of course, it is important to remember that small caps can be volatile for the short term.

[boxed text]

     If you have a question about your Fund, please write to:
     Evergreen Keystone Investment Services, Inc.
     Attn: Shareholder Communications, 22nd Floor
     200 Berkeley Street, Boston, Massachusetts 02116-5034.

[end boxed text]

PAGE 6
--------------------------------------------------------------------

Keystone Small Company Growth Fund II

Your Fund's Performance

[typeset representation of mountain chart]

Growth of an investment in
Keystone Small Company Growth Fund II Class A

In Thousands

                Initial           Reinvested
              Investment        Distributions
2/96             9378                9378
3/96             9538                9538
4/96            10349               10349
5/96            10509               10509
6/96            10094               10094
7/96             8992                8992
8/96             9670                9670
9/96             9981                9981
10/96            9680                9680
11/96            9783                9783

A $10,000 investment in Keystone Small Company Growth Fund II Class A made on February 20, 1986 with all distributions reinvested was worth $9,783 on November 30, 1996. Past performance is no guarantee of future results.

[end mountain chart]


Six-Month Performance     as of November 30, 1996
--------------------------------------------------------------------

                             Class A      Class B      Class C
Total return*                  -6.91%       -7.28%       -7.44%
Net asset value  5/31/96     $ 11.15      $ 11.12      $ 11.12
           11/29/96          $ 10.38      $ 10.31      $ 10.32
Dividends                       None         None         None
Capital gains                   None         None         None


* Before deduction of front-end or contingent deferred sales charge (CDSC).

Historical Record          as of November 30, 1996
--------------------------------------------------------------------

Cumulative total returns     Class A      Class B       Class C
Life of Class
W/o sales charge                3.80%        3.10%      3.20%
With sales charge              -2.17%       -1.90%      2.20%


Class A share performance is reported at the current maximum front-end charge of 5.75%.

     Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

     Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

     The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

     You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------------------------------------

                                  Glossary of
                               Mutual Fund Terms

     MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
--------------------------------------

Keystone Small Company Growth Fund II

SCHEDULE OF INVESTMENTS--November 30, 1996

                                           Number         Market
                                          of Shares       Value
----------------------------------------    --------      ----------
COMMON STOCKS (100.2%)
ADVERTISING AND PUBLISHING (0.9%)
 Outdoor Systems, Inc.                       16,500       $ 419,719
----------------------------------------    --------      ----------
AMUSEMENTS (2.2%)
 Promus Hotel Corp.                          25,000         806,250
 Station Casinos, Inc.                       28,000         297,500
----------------------------------------    --------      ----------
                                                          1,103,750
----------------------------------------    --------      ----------
AUTOMOTIVE (3.7%)
 Gentex Corp.                                35,000         684,687
 Tower Automotive, Inc.                      35,000       1,120,000
----------------------------------------    --------      ----------
                                                          1,804,687
----------------------------------------    --------      ----------
BUILDING (4.2%)
 Amre Inc.                                   43,000         118,250
 Champion Enterprises                        65,000       1,356,875
 Oakwood Homes Corp. (a)                     23,000         508,875
 Toll Brothers Inc.                           6,000         119,250
----------------------------------------    --------      ----------
                                                          2,103,250
----------------------------------------    --------      ----------
BUSINESS SERVICES (11.8%)
 Alternative Resources Corp.                 25,000         423,438
 Barret Business Services, Inc.              40,000         595,000
 Donnelley Enterpise Solution                27,000         678,375
 G & K Services (a)                          25,000         912,500
 Rental Services Corp.                       37,000         952,750
 Thermo Cardiosystems, Inc.                  20,000         692,500
 US Filter Corp.                             18,000         616,500
 Vincam Group, Inc.                          25,400         887,412
----------------------------------------    --------      ----------
                                                          5,758,475
----------------------------------------    --------      ----------
CHEMICALS (2.4%)
 Molten Metal Technology, Inc.               22,000         332,750
 OM Group, Inc. (a)                          20,000         820,000
----------------------------------------    --------      ----------
                                                          1,152,750
----------------------------------------    --------      ----------
CONSUMER GOODS (6.7%)
 Action Performance Cos., Inc.               30,600         520,200
 Blyth Industries, Inc.                       7,500         325,312
 DeVry, Inc. Del                             13,000         580,125
 Golden Bear Golf Inc.                       36,000         483,750
 USA Detergents, Inc.                        35,000       1,312,500
----------------------------------------    --------      ----------
                                                          3,221,887
----------------------------------------    --------      ----------

                                           Number         Market
                                          of Shares       Value
----------------------------------------    --------      ----------
DRUGS (4.9%)
 Cytotherapeutics                            35,000       $ 315,000
 Gilead Sciences, Inc.                       19,400         498,336
 Idexx Laboratories, Inc.                    20,900         736,725
 Magainin Pharmaceutical, Inc.               30,000         251,250
 Neurogen Corp.                              20,000         370,000
 Sequus Pharmaceuticals, Inc.                18,000         256,500
----------------------------------------    --------      ----------
                                                          2,427,811
----------------------------------------    --------      ----------
ELECTRONICS (2.4%)
 Altron Inc.                                 21,700         406,875
 BMC Industries, Inc. (a)                    26,700         767,625
----------------------------------------    --------      ----------
                                                          1,174,500
----------------------------------------    --------      ----------
FINANCE (10.9%)
 BostonFed Bancorp, Inc. (a)                 40,000         595,000
 Everen Capital Corp. (a)                    27,000         607,500
 First Alliance Company                      33,900         978,863
 IMC Mtg. Co.                                27,100         870,588
 Investors Financial Services Corp. (a)      30,000         821,250
 Queens County Bancorp (a)                   13,333         623,318
 RAC Financial Group, Inc.                   15,000         810,000
----------------------------------------    --------      ----------
                                                          5,306,519
----------------------------------------    --------      ----------
FOODS (3.4%)
 Flowers Industries, Inc. (a)                40,000         945,000
 Hudson Foods, Inc. (a)                      40,000         730,000
----------------------------------------    --------      ----------
                                                          1,675,000
----------------------------------------    --------      ----------
HEALTH CARE (3.5%)
----------------------------------------
 Lifecore Biomedical, Inc.                   30,000         468,750
 Phymatrix Corp.                             20,000         305,000
 Total Renal Care Holdings, Inc.             27,000         924,750
----------------------------------------    --------      ----------
                                                          1,698,500
----------------------------------------    --------      ----------
INSURANCE (4.5%)
----------------------------------------
 CMAC Investment Corp. (a)                   14,100       1,075,125
 HCC Insurance Holdings, Inc. (a)            40,000       1,120,000
----------------------------------------    --------      ----------
                                                          2,195,125
----------------------------------------    --------      ----------
OFFICE & BUSINESS EQUIPMENT (5.5%)
 Applied Magnetics Corp.                     50,000       1,368,750
 Cognex Corp.                                14,000         278,250
 Natural Microsystems Corp.                  40,000       1,027,500
----------------------------------------    --------      ----------
                                                          2,674,500
----------------------------------------    --------      ----------

PAGE 9
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996

                                        Number         Market
                                       of Shares        Value
-------------------------------------    --------       ----------
OIL SERVICE (9.5%)
 BJ Services Co.                          24,000        $1,146,000
 Falcon Drilling, Inc.                    36,600         1,461,713
 Newpark Resources, Inc.                  25,000           875,000
 Seacor Holdings Inc.                     18,700         1,182,775
-------------------------------------    --------       ----------
                                                         4,665,488
-------------------------------------    --------       ----------
RESTAURANTS (3.5%)
 Quality Dining, Inc.                     45,000         1,023,750
 Sonic Corp.                              30,000           690,000
-------------------------------------    --------       ----------
                                                         1,713,750
-------------------------------------    --------       ----------
RETAIL (5.2%)
 Black Box Corp.                          20,000           815,000
 CDW Computer Centers, Inc.               15,000           999,375
 Sports Authority, Inc.                   30,000           742,500
-------------------------------------    --------       ----------
                                                         2,556,875
-------------------------------------    --------       ----------
SOFTWARE SERVICES (4.9%)
 Epic Design Technology, Inc.             17,000           425,000
 FactSet Research Systems Inc.            30,000           705,000
 Geoworks, Inc.                           20,000           443,750
 INSO Corp.                               20,000           853,750
-------------------------------------    --------       ----------
                                                         2,427,500
-------------------------------------    --------       ----------
TELECOMMUNICATIONS (3.9%)
 Aspect Telecommunications Corp.           8,600           471,925
 Cox Radio Inc.                           40,800           714,000
 Heartland Wireless
 Communications, Inc.                     30,000           360,000
 Proxim Inc.                              17,100           321,694
-------------------------------------    --------       ----------
                                                         1,867,619
-------------------------------------    --------       ----------

                                        Number          Market
                                       of Shares        Value
-------------------------------------    --------       ----------
TEXTILES (3.7%)
 Nautica Enterprises, Inc.                30,000        $  952,500
 St. John Knits, Inc. (a)                 20,000           857,500
-------------------------------------    --------       ----------
                                                         1,810,000
 -------------------------------------    --------       ----------
TRANSPORTATION (2.5%)
-------------------------------------
 Coach USA Inc.                            9,300           235,988
 Swift Transportation Co., Inc.           40,000           962,500
-------------------------------------    --------       ----------
                                                         1,198,488
-------------------------------------    --------       ----------
TOTAL COMMON STOCKS
 (Cost--$47,218,839)                                    48,956,193
-------------------------------------    --------       ----------
TOTAL INVESTMENTS
 (Cost--$47,218,839)                                    48,956,193
OTHER ASSETS AND LIABILITIES (-0.2%)                      (111,232)
-------------------------------------    --------       ----------
NET ASSETS (100.0%)                                    $48,844,961
-------------------------------------    --------       ----------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Income-producing security.

See Notes to Financial Statements.

PAGE 10
--------------------------------------

Keystone Small Company Growth Fund II

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                  February 21, 1996
                                                              Six Months          (Commencement of
                                                                 Ended             Operations) to
                                                           November 30, 1996        May 31, 1996
                                                           ====================   ===================
                                                                 (Unaudited)
Net asset value beginning of period                                $ 11.15           $ 10.00
-------------------------------------------------------            -------           -------
Income from investment operations:
Net investment loss                                                  (0.07)            (0.02)
Net realized and unrealized gain (loss) on investments               (0.70)             1.17
-------------------------------------------------------            -------           -------
Total from investment operations                                     (0.77)             1.15
-------------------------------------------------------            -------           -------
Net asset value end of period                                      $ 10.38           $ 11.15
-------------------------------------------------------            -------           -------
Total return (b)                                                     (6.91%)           11.50%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                       2.03%(a)(c)       2.10%(a)(c)
 Total expenses excluding reimbursement                               2.09%(c)          3.70%(c)
 Net investment loss                                                 (1.45%)(c)        (1.41%)(c)
Portfolio turnover rate                                                 48%               13%
Average Commission rate paid                                       $0.0580           $0.0607
-------------------------------------------------------            -------           -------
Net assets end of period (thousands)                               $14,687           $ 8,201
-------------------------------------------------------            -------           -------

(a) "Ratio of total expenses to average net assets" for the six months ended November 30, 1996 and the year ended May 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio for both periods would have been 1.95%.

(b)  Excluding applicable sales charges.

(c)  Annualized.

See Notes to Financial Statements.

PAGE 11
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                  February 21, 1996
                                                              Six Months          (Commencement of
                                                                 Ended             Operations) to
                                                           November 30, 1996        May 31, 1996
                                                           ====================   ===================
                                                                (Unaudited)
Net asset value beginning of period                                $11.12           $ 10.00
-------------------------------------------------------            ---------        --------
Income from investment operations:
Net investment loss                                                 (0.10)            (0.03)
Net realized and unrealized gain (loss) on investments              (0.71)             1.15
-------------------------------------------------------            ---------        --------
Total from investment operations                                     (0.81)            1.12
-------------------------------------------------------            ---------        --------
Net asset value end of period                                      $ 10.31          $ 11.12
-------------------------------------------------------            ---------        --------
Total return (b)                                                     (7.28%)          11.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                       2.78%(a)(c)      2.85%(a)(c)
 Total expenses excluding reimbursement                               2.84%(c)         4.45%(c)
 Net investment loss                                                 (2.19%)(c)       (2.16%)(c)
Portfolio turnover rate                                                 48%              13%
Average Commission rate paid                                       $0.0580          $0.0607
-------------------------------------------------------            ---------        --------

Net assets end of period (thousands)                               $23,791          $12,487
-------------------------------------------------------            ---------        --------

(a) "Ratio of total expenses to average net assets" for the period ended November 30, 1996 and the year ended May 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio for both periods would have been 2.70%.

(b)  Excluding applicable sales charges.

(c)  Annualized.

See Notes to Financial Statements.

PAGE 12
--------------------------------------

Keystone Small Company Growth Fund II

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                  February 21, 1996
                                                              Six Months          (Commencement of
                                                                 Ended             Operations) to
                                                           November 30, 1996        May 31, 1996
                                                           ====================   ===================
                                                                           (Unaudited)
Net asset value beginning of period                                $ 11.12           $ 10.00
-------------------------------------------------------            ---------          --------
Income from investment operations:
Net investment loss                                                  (0.11)            (0.02)
Net realized and unrealized gain (loss) on investments               (0.69)             1.14
-------------------------------------------------------            ---------          --------
Total from investment operations                                     (0.80)             1.12
-------------------------------------------------------            ---------          --------
Net asset value end of period                                      $ 10.32           $ 11.12
-------------------------------------------------------            ---------          --------
Total return (b)                                                     (7.44%)           11.20%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                       2.78%(a)(c)       2.85%(a)(c)
 Total expenses excluding reimbursement                               2.85%(c)          4.44%(c)
 Net investment loss                                                 (2.19%)(c)        (2.20%)(c)
Portfolio turnover rate                                                 48%               13%
Average Commission rate paid                                       $0.0580           $0.0607
-------------------------------------------------------            ---------          --------
Net assets end of period (thousands)                               $10,367           $ 8,315
-------------------------------------------------------            ---------          --------

(a) "Ratio of total expenses to average net assets" for the six months ended November 30, 1996 and the year ended May 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio for both periods would have been 2.70%.

(b)  Excluding applicable sales charges.

(c)  Annualized.

See Notes to Financial Statements.

PAGE 13
--------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

Assets (Note 2)
 Investments at market value:
  (identified cost--$47,956,193)                        $48,956,193
 Receivable for:
  Fund shares sold                                          651,328
  Dividends                                                   3,276
 Deferred organization expenses                              14,922
 Prepaid expenses                                            32,339
------------------------------------------------------  --------------
  Total assets                                           49,658,058
------------------------------------------------------  --------------
Liabilities (Note 2)
 Payable for:
  Investments purchased                                      90,764
  Fund shares redeemed                                       82,213
 Other accrued expenses and liabilities                      58,058
------------------------------------------------------  --------------
  Total liabilities                                         813,097
------------------------------------------------------  --------------
Net assets                                              $48,844,961
------------------------------------------------------  --------------
Net assets represented by
 Paid-in capital                                        $49,735,511
 Undistributed net investment loss (Note 1)                (426,169)
 Accumulated net realized loss on investments            (2,201,735)
  Net unrealized appreciation on investments              1,737,354
------------------------------------------------------  --------------
 Total net assets                                       $48,844,961
------------------------------------------------------  --------------
Net asset value per share (Note 2)
 Class A Shares
  Net asset value of $14,687,063 / 1,414,405 shares
   outstanding                                               $10.38
  Offering price per share ($10.38 / 0.9425) (based)
   on a sales charge of 5.75% of the offering price
   on November 30, 1996)                                     $11.01
 Class B Shares
  Net asset value of $23,790,608 / 2,306,511 shares
   outstanding                                               $10.31
 Class C Shares
  Net asset value of $10,367,290 / 1,004,846 shares
   outstanding                                               $10.32
------------------------------------------------------  --------------


See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended November 30, 1996
(Unaudited)
--------------------------------------------------------------------------------

Investment income
 Dividends                                                    $   32,969
 Interest                                                         75,749
------------------------------------------                    -------------
  Total income                                                   108,718
------------------------------------------                    -------------
Expenses (Notes 4, 5 and 6)
 Management fee                               $150,704
 Transfer Agent fees                           101,693
 Accounting, auditing and legal                 11,092
 Custodian fees                                 53,763
 Printing                                       12,600
 Amortization of organization expenses           2,509
 Distribution Plan expenses                    168,892
 Registration fees                              61,102
 Miscellaneous expenses                          3,637
 Reimbursement from investment adviser         (14,277)
------------------------------------------    -----------
  Total expenses                               551,715
  Less: Expenses paid indirectly               (16,828)
------------------------------------------                    -------------
  Net expenses                                                   534,887
------------------------------------------                    -------------
 Net investment loss                                            (426,169)
------------------------------------------                    -------------
Net realized and unrealized
 gain (loss) on investments (Note 3)
 Net realized loss on investments                              (2,109,842)
 Net change in unrealized
  appreciation on investments                                     440,683
------------------------------------------                    -------------
 Net realized and unrealized loss
  on investments                                               (1,579,159)
------------------------------------------                    -------------
 Net decrease in net assets resulting
  from operations                                            ($ 2,005,328)
------------------------------------------                    -------------

PAGE 14
--------------------------------------

Keystone Small Company Growth Fund II


STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  February 21, 1996
                                                                              Six Months           (Commencement
                                                                                 Ended             of Operations)
                                                                           November 30, 1996      to May 31, 1996
                                                                           ====================   ===================
                                                                                          (Unaudited)
Operations
 Net investment loss                                                           ($   426,169)           ($  59,141)
 Net realized loss on investments                                                (2,019,842)             (181,893)
 Net change in unrealized appreciation on investments                               440,683             1,296,671
-----------------------------------------------------------------------         ------------            ----------
  Net increase (decrease) in net assets resulting from operations                (2,005,328)            1,055,637
-----------------------------------------------------------------------         ------------            ----------
Capital share transactions (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                                  9,707,186             8,267,986
  Class B Shares                                                                 20,649,038            12,267,442
  Class C Shares                                                                  4,327,317             8,667,945
 Payment for shares redeemed:
  Class A Shares                                                                 (2,691,757)             (410,693)
  Class B Shares                                                                 (8,404,951)             (284,594)
  Class C Shares                                                                 (1,740,302)             (559,965)
-----------------------------------------------------------------------         ------------            ----------
  Net increase in net assets resulting from capital share transactions           21,846,531            27,948,121
-----------------------------------------------------------------------         ------------            ----------
  Total increase in net assets                                                   19,841,203            29,003,758
-----------------------------------------------------------------------         ------------            ----------
Net assets
  Beginning of period                                                            29,003,758                     0
-----------------------------------------------------------------------         ------------            ----------
  End of period [including undistributed net investment
  loss of $426,169--November, 1996]                                             $48,844,961           $29,003,758
=======================================================================         ============            ==========


See Notes to Financial Statements.

PAGE 15
--------------------------------------



NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Small Company Growth Fund II (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina (Note 7). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is long-term growth of capital.


     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade

PAGE 16
--------------------------------------

Keystone Small Company Growth Fund II



date is included in realized gain (loss) on foreign currency transactions.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

E. Organization Expenses

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by Keystone during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxesthe required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to a net operating loss and wash sales.

H. Class Allocations

Class A shares are offered at a public offering price, which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. As of November 30, 1996, shares of beneficial interest of the Fund were divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

PAGE 17
--------------------------------------





                                           February 21, 1996
                                               (Commencement
                     Six Months Ended         of Operations)
Class A             November 30, 1996        to May 31, 1996
-----------------   --------------------   --------------------
Shares sold                 942,947                772,993
Shares redeemed            (263,994)               (37,541)
----------------          ---------              ---------
Net increase                678,953                735,452
----------------          ---------              ---------
Class B
----------------
Shares sold               2,001,845              1,149,103
Shares redeemed            (818,399)               (26,038)
----------------          ---------              ------         1,183,446              1,123,065
----------------          ---------              ---------
Class C
----------------
Shares sold                 424,095                797,320
Shares redeemed            (167,172)               (49,397)
----------------          ---------              ---------
Net increase                256,923                747,923
----------------          ---------              ---------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the six months ended November 30, 1996, were $41,511,116 and $18,822,108, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

     The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the six months ended November 30, 1996, the Fund paid $15,466 to KIDC under the Class A Distribution Plan.

     Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee, which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

     During the six months ended November 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $4,808 for Class B shares purchased on or before June 1, 1995 and $99,563 for Class B shares purchased after June 1, 1995. The Fund paid $49,055 under the Class C Distribution Plan.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC, may continue as compensation for services which had been earned while the Distribution Plan was in effect.

     KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

     At November 30, 1996, total unpaid distribution costs were $95,798 for Class B shares purchased before June 1, 1995, and $1,440,072 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C shares were $682,870 at November 30, 1996.

     Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

PAGE 18
--------------------------------------

Keystone Small Company Growth Fund II Keystone Small Company Growth Fund II




(5.) Investment Management Agreement and Other Affiliated Transactions


Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.70% and decline to 0.35% per annum as net assets increase, to the average daily net asset value of the Fund.

     Keystone has voluntarily limited the expenses of Class A shares to 1.95% of its average daily net assets and has limited the expenses of Class B and C shares to 2.70% of the average daily net assets of each respective class. For the six months ended November 30, 1996, Keystone reimbursed the Fund $14,277.

     The Fund paid or accrued $101,693 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Certain officers and/or directors of Keystone are also officers and or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the independent Trustees of the Fund receive no compensation for their services.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended November 30, 1996, the Fund incurred total custody fees of $53,763 and received a credit of $16,828 pursuant to this expense offset arrangement, resulting in a net custody expense of $36,935. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Events

On December 11, 1996, KII and indirectly each of its subsidiaries, including Keystone, the Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union").

     Consequently, the Fund entered into a new Investment Advisory and Management Agreement (the "New Advisory Agreement") with Keystone. The terms of the New Advisory Agreement are substantially identical to the current agreement. In addition, the Fund has entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. EKD replaces Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company ("KIDC")) as the Fund's principal underwriter.

     Also, in connection with the Acquisition, KIRC changed its name to Evergreen Keystone Service Company.

     It is expected that the Acquisition will not affect services provided to the Fund.

PAGE 19
--------------------------------------------------------------------

                              Keystone's Services
                                for Shareholders

     KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

     EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

     ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

     REINVESTMENT OF DISTRIBUTIONS--You can compound th no minimum additional investment.

     REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

     EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

     ELECTRONIC FUNDS TRANSFER (EFT)--Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

     CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

     EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

     RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

     Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

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[cover]


                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                   [diamond]

                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

SCG2-R 1/97             [recycle logo]
8M

                                K E Y S T O N E

           [photo of little girl with gardening tools and flower pot]

                                 SMALL COMPANY
                                 GROWTH FUND II

                                [Keystone logo]

                               SEMIANNUAL REPORT